UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2002


                            AmeriVest Properties Inc.
                            -------------------------
        (Exact name of small business issuer as specified in its charter)

            Maryland                      1-14462                 84-1240264
            --------                      -------                 ----------
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)

          1780 South Bellaire Street Suite 515, Denver, Colorado 80222
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (303) 297-1800
                                 --------------
                         (Registrant's telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of Dallas Office Building. On November 25, 2002, we completed the acquisition of the Chateau Plaza office building (the "Property"). The Property is located in Dallas, Texas, contains approximately 171,000 rentable square feet and is located on approximately one acre of land. The aggregate purchase price for the Property was $22,000,000, which was paid with $15,400,000 from the proceeds of a loan from Fleet National Bank (the "Fleet Loan") and the balance paid in cash from a portion of the proceeds of our May 2002 public offering.

The Property was purchased from WXI/CHA Real Estate L.P. (the "Seller"), an unrelated party. The purchase price of the Property was determined through negotiations between the Seller and us.

The Fleet Loan represents the second draw on a $30,000,000 revolving credit facility from Fleet National Bank. The original draw was used to purchase the Centerra office building located in Denver, Colorado and the facility is cross collateralized by mortgages on both properties. The Fleet Loan bears interest at LIBOR plus 275 basis points, due in monthly installments of interest only, with the principal balance and accrued interest due on November 12, 2005. This loan may be prepaid at any time without penalty.

For a more complete description of this transaction, please see the Agreement of Purchase and Sale between us and the Seller dated September 24, 2002 (the "Purchase Agreement"), a copy of which is attached hereto as Exhibit 2.1, and our press release dated November 26, 2002, a copy of which is attached to this Form 8-K as Exhibit 99.1.

The schedules and exhibits to the Purchase Agreement, a listing of which are included therein, have not been filed herewith. The schedules and exhibits will be furnished supplementally to the Securities and Exchange Commission upon request.

Item 7. Financial Statements And Exhibits.

(a) Financial Statements of Real Estate Properties Acquired:

The financial statements required by this Item will be filed pursuant to an amendment to this Form 8-K.

(b) Unaudited Pro Forma Financial Information:

The pro forma financial information required by this Item will be filed pursuant to an amendment to this Form 8-K.

(c) Exhibits

Exhibit Number      Exhibit Title
--------------      -------------

2.1 Agreement of Purchase and Sale between AmeriVest Properties Inc. and WXI/CHA Real Estate L.P. dated September 24, 2002 (Chateau Plaza)

99.1                Press Release dated November 26, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AMERIVEST PROPERTIES INC.


December 5, 2002
                                             By: /s/ D. Scott Ikenberry
                                             --------------------------
                                             D. Scott Ikenberry
                                             Chief Financial Officer